R E D W O O D T R U S T . C O M Q2 2024 Redwood Review August 1, 2024 Exhibit 99.3

2 This presentation contains forward-looking statements, including statements regarding our 2024 forward outlook and key drivers to increase earnings, current target returns related to capital deployment opportunities, estimates of upside and potential earnings in our investment portfolio from embedded discounts to par value on securities, and our estimate of implied residential consumer loan acquisition volume opportunity based on market share. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward- looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, opportunities, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and any subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports the Company files with the Securities and Exchange Commission, including Current Reports on Form 8-K. Additionally, this presentation contains estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those referred to above, that could cause results to differ materially from those expressed in these publications and reports. Cautionary Statement; Forward-Looking Statements

3Detailed Endnotes are included at the end of this presentation. Market Outlook Promotes Our Value Proposition RWT Horizons® and Aspire platforms positioned to provide transformational solutions in housing finance Capital-light strategy accelerated by private credit’s demand for our products Evolution of capital structure has freed up capital for accretive deployment Investment Portfolio and Mortgage Banking have significant upside into the next rate cycle Demonstrated ability to capture additional market share amidst a changing regulatory environment

4 Detailed Endnotes are included at the end of this presentation. Our Products Serve Some of the Largest Addressable Markets in Housing Finance ~$120 Billion Housing Investors Redwood Segments Total Addressable Market(1) Clients Served Redwood Business

5 Detailed Endnotes are included at the end of this presentation. *RPLs refer to reperforming loans. HEI refers to home equity investments. QM refers to qualified mortgage. Redwood is a Full Spectrum Residential Housing Finance Platform Redwood provides liquidity across the entire single-family residential market Investments & Securities Consumer Investor Strategy / Overview Includes assets organically created through mortgage banking activities and investments sourced through partnerships and third parties Market leading non- Agency correspondent platform serving 200+ bank and non-bank originators Leading direct life-cycle lender to housing investors Products* Organically Created Residential consumer (RMBS), HEI and residential investor loans Third-Party Purchased RPLs, HEI, Multifamily Securities Prime Jumbo, Expanded Prime Non-QM, HEI, Closed-End Second Liens Term Single-Family Rental (“SFR”), Multifamily, Debt Service Coverage Ratio (“DSCR”) Bridge Single-Family Renovate / Build for Rent (“BFR”), Single Asset Bridge (“SAB”), Multifamily RESIDENTIAL INVESTMENT PORTFOLIO RESIDENTIAL MORTGAGE BANKING PLATFORMS

Q2’24 Financial Performance

REDWOOD TRUST

Earnings Per Share

GAAP EPS
(Diluted)


$0.21
$0.10
Q1'24
Q2'24

Non-GAAP
EAD Per Share[1]
(Basic)


$0.08
$0.13
Q1'24
Q2'24

GAAP Book Value


$8.78
$8.73
Q1'24
Q2'24

Q2’24 Total Economic Return:
+1.3%[2]

Common Dividend


$0.16
$0.16
Q1'24
Q2'24

10.0% Indicative Dividend Yield
as of June 30, 2024[3]

Capital Allocation[4]

$1.6 billion of allocated capital


24%
Mortgage
Banking
Residential
Investor MB
6%
Residential
Consumer MB
18%
Multifamily
Investment
Portfolio
13%
Single-Family
Investment
Portfolio
62%
76%
Investment
Portfolio

Return on Equity

GAAP
ROE


10.0%
4.8%
Q1'24
Q2'24

Non-GAAP
EAD ROE[5]


3.9%
6.5%
Q1'24
Q2'24

Financing & Capital

Recourse Leverage Ratio[6]


1.9x
2.1x
Q1'24
Q2'24

Unrestricted Cash ($mm)


$275
$276
Q1'24
Q2'24

Detailed Endnotes are included at the end of this presentation.
Earnings Available for Distribution (“EAD”) and EAD Return on Equity (“EAD ROE”) are non-GAAP measures. See “Non-GAAP Measures” slides in the Endnotes for additional information and reconciliation to GAAP metrics. Note that percentages may not foot due to rounding.

6

7Detailed Endnotes are included at the end of this presentation. Q2’24 Business Performance Financing & Capital • At June 30, 2024: – Unrestricted cash and cash equivalents of $276 million – Unencumbered assets of $332 million • Issued $85 million of senior unsecured notes due 2029 Residential Consumer Mortgage Banking • $2.7 billion of lock volume(1), up 49% QoQ – Increase driven by 83% growth in bank activity, including both bulk and flow purchases • Completed three SEMT securitizations backed by $1.4 billion of collateral Residential Investor Mortgage Banking • $459 million of loan fundings (53% bridge / 47% term), up 41% QoQ – June represented strongest funding month since mid-2023 • Distributed $415 million of loans through whole loan sales and sales to JVs Investment Portfolio • Deployed approximately $133 million of capital into internally sourced and third-party investments, the largest quarterly capital deployment since Q3’22 Q3’24 QTD Activity(2) • Distributed $763 million of residential consumer loans through our seventh SEMT® securitization of 2024 ($638 million) and $125 million of whole loan sales • Repaid July 2024 convertible debt maturity with cash on hand • Closed a re-securitization backed by subordinate and interest-only SEMT securities, unlocking approximately $70 million of capital(3) • Cash and cash equivalents at July 31, 2024 of approximately $275 million

Strength of Operating Platforms

REDWOOD INVESTMENTS

REDWOOD TRUST

Our operating platforms continue to achieve increased scale and distribution

Volume Growth

Residential Investor



Figures $mm
+41%
$326
$459
Q1'24
Q2'24

Highest volumes in ~2 years, driven by increase in term loan originations

Residential Consumer



+49%
$1,784
$2,664
Q1'24
Q2'24

Highest volumes since the Fed began raising rates in early 2022

Distribution Strength Across all Channels

Residential Investor



Figures $mm
$59
$415
Q1'24
Q2'24

Highest quarterly volume of non-securitization distributions

Residential Consumer



$1,389
$1,431
Q1'24
Q2'24

1H'24 securitization distribution volume has already surpassed FY'22 and FY'23 combined

Detailed Endnotes are included at the end of this presentation.

8

9 71 36 22 FY'23 Q1'24 Q2'24 Detailed Endnotes are included at the end of this presentation. *For Residential Investor, Operating Efficiency chart is showing Net Cost to Originate. For Residential Consumer, Operating Efficiency chart is showing Cost Per Loan. Operating Efficiencies Ongoing efforts have resulted in improved efficiencies across our operating platforms Residential Consumer Cost Per Loan (bps) Residential Investor Net Cost to Originate (bps) Efficiency Drivers ✓ Various channels for distribution ✓ Fewer days on balance sheet ✓ Capital-light strategy ✓ Unlocking of operating leverage 30 - 35bps historical target range 211 249 99 FY'23 Q1'24 Q2'24 Q2’24 levels in line with historical targets

10Detailed Endnotes are included at the end of this presentation. Update on CPP Investments Partnership Our partnership with CPP Investments supports operating scale and durable earnings power Drew $125 million from revolving term facility to support growth of operating platforms Joint Venture Financing Facility Partnership supports scale, distribution and durable earnings power Commenced contributing loans to JV in June 2024 Established multiple warehouse facilities to support JV

Key Drivers to Further Increase Earnings

REDWOOD TRUST

Progress in Earnings Growth YTD'24

Earnings



Earnings Per Share
$0.31
$0.15
$0.21
$(0.14)
GAAP
Non-GAAP EAD
2H'23
1H'24

ROE



7.4%
5.2%
3.7%
-2.5%
GAAP
Non-GAAP EAD
2H'23
1H'24

Key Drivers to Further Increase Earnings

Residential Consumer Mortgage Banking

- Continue to grow quarterly lock volume through further market share growth and purchase of seasoned jumbo collateral

Residential Investor Mortgage Banking

- Further grow term production
- Leverage attractive distribution channels (such as JVs)
- Maintain low net cost to originate

Net Interest Income

- Continue to grow net interest income by deploying excess capital towards organically created loans and securities

Cost Savings

- Cost savings measures in Q1'24 have supported improved efficiency and operating metrics

Detailed Endnotes are included at the end of this presentation.

Note: Earnings Available for Distribution ("EAD") and EAD Return on Equity ("EAD ROE") are non-GAAP measures. See "Non-GAAP Measures" slides in the Endnotes for additional information and reconciliation to GAAP metrics.

11

12 Operating Businesses & Investment Portfolio

13Detailed Endnotes are included at the end of this presentation. *Capital allocated to mortgage banking platforms is inclusive of risk-based capital. Residential Consumer Mortgage Banking • $2.7 billion of locked loans(1), up 49% QoQ driven by strength across our seller base • Q2’24 bulk lock volume up 116% relative to Q1’24 • Q2’24 bank lock volume up 83% relative to Q1’24, including seasoned collateral • Q2’24 Segment GAAP ROE of 16%* • Achieved gross margins of 72bps during the quarter, relative to our historical target range of 75bps to 100bps • Actively engaged with 113 bank sellers, up 16% relative to Q1’24 • Continued driving efficiencies in days on balance sheet and cost per loan Q2’24 Quarterly Overview Source of Locked Loans(1)Bulk vs Flow Quarterly Volumes We are seeing opportunities to grow volumes with our diverse network of loan sellers, including banks looking to reduce exposure to seasoned collateral $ billions Bulk volumes more than doubled in Q2’24 Grew our lock volume with both banks and non-bank $0.2 $0.6 $0.3 $0.6 $1.3 $0.3 $0.9 $0.8 $1.1 $1.3 $0.5 $1.5 $1.2 $1.7 $2.7 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Bulk Flow $0.2 $0.6 $0.6 $0.6 $1.4 $0.3 $0.9 $0.6 $1.1 $1.2 $0.5 $1.5 $1.2 $1.7 $2.7 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Bank Non-Bank $ billions

14 500 600 700 800 900 1,000 1,100 1,200 1,300 1,400 '18 '19 '20 '21 '22 '23 '24 $ B ill io ns Detailed Endnotes are included at the end of this presentation. Significant Opportunity in Residential Consumer We are complementing wallet share gains in forward flow production with bulk purchases of seasoned collateral Flow OpportunitiesBulk Opportunities Of the $2.8 trillion of residential assets held on bank balance sheets, $1.3 trillion are jumbo loans ~$200bn We estimate that ~60% of this constituency currently has a flow arrangement with Redwood(3) Estimated FY’24 Jumbo Production by Top 50 Originators(2) Holdings of Jumbo Loans by Bank Portfolios(1) Unlocking market share by building and re-establishing relationships with a significant number of banking partners Working with banks to support capital relief and liquidity objectives through purchases of seasoned loan pools Non-Bank, 17% Regional Bank, 29% Money-Center Bank, 54%

15 Providing competitively priced products with best-in-class operations Detailed Endnotes are included at the end of this presentation. Strategic Progress in Residential Consumer Mortgage Banking to Meet Market Opportunity We are Gaining Market Share by: Our differentiated platform supports opportunities to grow our market share Growing network of loan sellers to over 200, nearly half of which are banks Purchasing seasoned loan pools from banks Working with originators rather than competing for their customers Delivering our strong underwriting capabilities and reliable distribution Continued Market Share Growth(1) 2.1% 5.0% 6.0% Long-Term Average FY'23 Q1'24 Q2'24 Est. Deepening wallet share with both new and existing partners 2.0%-3.0%

Residential Investor Mortgage Banking

COREVEST A DIVISION OF REDWOOD TRUST

REDWOOD TRUST

We remain focused on originating loans secured by assets with strong fundamentals and business plans with experienced sponsorship teams

Q2'24 Quarterly Overview

- $459 million of loan fundings (53% bridge / 47% term), up 41% QoQ
  - Volume has continued to grow in 2024 – June represented the highest monthly funded volume since mid-2023
  - SAB and DSCR production each increased ~50% QoQ
  - Term loan production increased 91% QoQ
    - 20% of Q2'24 term fundings were associated with refinancing of a CoreVest bridge loan
- Segment profitability improved QoQ driven by elevated volumes and operating efficiencies; delivered a GAAP ROE of 4% and a Non-GAAP EAD ROE of 13%*
- Distributed $415 million of loans through whole loan sales and sales to joint ventures
  - Sold $238 million of term loans to new institutional investor

Composition of Q2'24 Quarterly Fundings[1]



Term (47%)
Bridge (53%)
Multifamily Bridge 8%
Renovate / Build to Rent 27%
SAB 17%
Term 47%
$459mm

Quarterly Funded Volume ($mm)



$406
$278
$129
Q2'23
$411
$305
$106
Q3'23
$343
$226
$117
Q4'23
$326
$209
$117
Q1'24
$459
$241
$218
Q2'24
Term
Bridge

Detailed Endnotes are included at the end of this presentation.

*EAD return is a non-GAAP measure. See "Non-GAAP Measures" slides in the Endnotes for additional information and reconciliation to GAAP metrics. Capital allocated to mortgage banking platforms is inclusive of risk-based capital.

16

17Detailed Endnotes are included at the end of this presentation. Residential Investor – Market Trends Market and credit fundamentals have continued to support strong demand for our residential investor products Demand and Return Drivers Housing Affordability Crisis Drives Continued Rental Demand Occupancy Levels Remain Elevated Monthly Cost to Purchase vs Rent is Increasingly Expensive Overall occupancy levels remain high given rental demand and short supply Low housing affordability results in more renters staying in place, supporting occupancies and rents The cost to purchase a home has been steadily increasing relative to the cost to rent an apartment or single-family unit H o u s in g A ff o rd a b ili ty I n d e x Source: John Burns Research and Consulting, LLC. Data subject to revisions. Source: National Association of Realtors, Bloomberg, Piper Sandler. ✓Continued borrower demand amid higher interest rates ✓Positive tenant trends, such as high occupancy rates, supported by market fundamentals such as strong labor force participation ✓Housing affordability and availability are at extreme lows ✓Rental housing supply shortage and rental demand have driven healthy cash flows and low vacancy rates ✓Stabilization of rates has resulted in increased demand for fixed-rate term products 90.0% 92.5% 95.0% 97.5% 100.0% Apartment Build for Rent Single Family Rental 2018 20242021 $0 $1,000 $2,000 $3,000 $4,000 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 SFR Index Apartment Rent Index Entry Level Monthly Housing Costs Source: John Burns Research and Consulting, LLC. Data subject to revisions. 0 50 100 150 200 250 1 9 9 9 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 - - ’99-’24 Average

Investment Portfolio

REDWOOD INVESTMENTS

REDWOOD TRUST

During the first quarter, we actively deployed capital into accretive new investments

Q2'24 Quarterly Performance

- Credit fundamentals within our single-family investment portfolio remained strong
- We deployed $133 million of capital into organic and third-party assets, our highest quarterly capital deployment since Q3'22
  - Looking ahead, we will continue to target new organic and third-party investments for our portfolio with mid-teens returns[1]
- Reduced Residential Investor balance sheet exposure through joint venture and whole loan sales
- Portfolio secured recourse leverage declined to 0.6x relative to 0.9x in Q1'24

Summary of Investment Portfolio at 6/30/24

by Economic Investments[2]

$3.4 of Billion Housing Credit Investments



Figures ($mm)
Third-Party $0.8bn (22%)
Residential Investor $2.2bn (65%)
Residential Consumer $0.4bn (12%)
Other Investments, $199
HEI, $294
RPL (SLST) Securities, $258
Single-Family Bridge Loans, $1,052
Multifamily Bridge Loans, $831
SFR (CAFL) Securities, $337
Residential Jumbo (SEMT), $367
MSR/Risk-Share, $52
Organically Created (80%)

by Capital



$1.2bn
MSR/Risk-Share 3%
Residential Jumbo (SEMT) 15%
SFR (CAFL) Securities 14%
Multifamily Bridge Loans 16%
Single-Family Bridge Loans 16%
RPL (SLST) Securities 7%
HEI 15%
Other Investments(3) 14%

Detailed Endnotes are included at the end of this presentation.
Note: Numbers may not foot due to rounding.

18

19Detailed Endnotes are included at the end of this presentation. Potential Book Value Per Share Upside Driven by Underlying Asset Strength Continued robust credit performance in our underlying securities portfolio could contribute to further upside in book value and recovery of portfolio discount over time …Support Our Ability to Recover Net Portfolio Discount(3) As of 6/30/24, the weighted average carrying value of our securities portfolio was 68% of face(4) $2.18 Per Share ✓Continued strong credit performance in underlying portfolio assets ✓Firming of risk sentiment ✓Return to more normalized prepayment speeds Underlying Loan Seasoning (Years) HPA Adjusted LTVs(1) Delinquencies (% 90+ DQ)(2) Strong Investment Portfolio Characteristics & Fundamentals… SLST (RPL) SEMT (Jumbo) CAFL (Investor Term) Bridge Loans - - - Represents LTV at Origination SLST (RPL) SEMT (Jumbo) CAFL (Investor Term) Bridge Loans 42% 40% 30% 80% 2019 2020 2021 2022 2023 2024 SEMT SLST Potential Drivers of Additional Recovery in Book Value Discount 17.5 3.4 3.5 1.8 8.4 0.2 3.7 4.4 8.1 0.2 4.5 4.6 7.3 0.2 4.8 5.6 Q4'23 Q1'24 Q2'24 Third-Party Securities 3% RPL Securities 62% Sequoia Securities 3% CAFL Securities 33%

20 Detailed Endnotes are included at the end of this presentation. Note: Composition percentages are based on unpaid principal balance. Numbers may not foot due to rounding. Investment Portfolio – Residential Investor Bridge Loans Bridge Portfolio Characteristics(1) Coupon Range Loan Geography (Top 10) Vintage (Origination Year) Evolution of Bridge Portfolio(2) • Since the end of 2022, we have strategically increased focus on single-family Renovate/BFR and SAB production • Since Q4’22, 86% of total funded volume has been backed by single-family real estate We maintain a diversified portfolio of organically created bridge loans 5-7% 7-9% 9-11% 11-13% 13%+ Maturity by Quarter ($mm) 1% 17% 51% 31% 1% $433 $284 $471 $383 $225 $71 $40$34 $7 2020 2% 2021 20% 1H'22 29%2H'22 18% 2023 19% 2024 12% 51% 14% 40% 39% 64% 50% 6% 20% 8% 4% 2% 1% Q3'22 Cumulative Fundings Since Q4'22 Q2'24 Multifamily Renovate / Build for Rent SAB Other 15% GA 15% TX 11% IL 10% FL 8% CA 6% NJ 5% TN 5% LA 4% AL 3% OH

RWT Horizons®

RWT HORIZONS | REDWOOD TRUST

We added three new investments in Q2'24, including two follow-ons in existing RWT Horizons portfolio companies

RWT Horizons Opportunity Thesis

- Enhance efficiency and scale in Redwood businesses
- Early-stage companies with opportunity for valuation upside
- Partnerships drive growth and technological enhancements
- Alignment with **Redwood's mission,** values and goals

Q2'24 Portfolio Composition



Blockchain/ Web3 14%
Alternative Financing Solutions 15%
Marketing/ LeadGen 13%
Construction Technology 12%
Real Estate Technology 13%
Artificial Intelligence 7%
Other 26%

RWT Horizons by the Numbers

$29mm+ of Investment Commitments

3 New Investments **in Q2'24**

39 Active Investments

29 Active Portfolio Companies

Detailed Endnotes are included at the end of this presentation.

21

22 Financial Results

23 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

24 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

25 Detailed Endnotes are included at the end of this presentation Note: Numbers may not foot due to rounding. .

26 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

27Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

28 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding. Recourse Debt Scheduled Maturities ($ in millions)

29 Endnotes

Non-GAAP Measures

REDWOOD TRUST

Earnings Available for Distribution ("EAD") and EAD Return on Capital ("EAD ROE")

EAD and EAD ROE are non-GAAP measures derived from GAAP Net income (loss) available (related) to common stockholders and GAAP return on common equity ("GAAP ROE"), respectively. EAD is defined as: GAAP net income (loss) available (related) to common stockholders adjusted to (i) exclude investment fair value changes; (ii) exclude realized gains and losses; (iii) exclude acquisition related expenses; (iv) exclude certain organizational restructuring charges (as applicable); and (v) adjust for the hypothetical income taxes associated with those adjustments. EAD ROE is defined as EAD divided by average common equity. We believe EAD and EAD ROE provide supplemental information to assist management and investors in analyzing the Company's results of operations and help facilitate comparisons to industry peers. Management also believes that EAD and EAD ROE are metrics that can supplement its analysis of the Company's ability to pay dividends, by providing an indication of the current income generating capacity of the Company's business operations as of the quarter being presented. EAD and EAD ROE should not be utilized in isolation, nor should they be considered as an alternative to GAAP net income (loss) available (related) to common shares, GAAP ROE or other measurements of results of operations computed in accordance with GAAP or for federal income tax purposes.

	Three Months Ended	
$ in millions	6/30/2024	3/31/2024
GAAP net income available to common shares	**$13.8**	**$28.5**
Adjustments:		
Investment fair value changes, net[1]	$(1.1)	$(21.8)
Realized (gains)/losses, net[2]	—	(0.4)
Acquisition related expenses[3]	2.2	2.8
Organizational restructuring charges[4]	—	2.8
Tax effect of adjustments[5]	3.7	(0.8)
Earnings Available for Distribution (non-GAAP) to common shares	**$18.6**	**$11.0**
Earnings per basic common share (GAAP)	$0.10	$0.21
EAD per basic common share (non-GAAP)	$0.13	$0.08

Footnotes:

1. Investment fair value changes, net includes all amounts within that same line item on our consolidated statements of income, which primarily represents both realized and unrealized gains and losses on our investments (excluding HEI) and associated hedges. As noted above, realized and unrealized gains and losses on our HEI investments are reflected in a line item on our consolidated income statements titled "HEI income, net". For the three months ended June 30, 2024, Investment fair value changes, net includes positive investment fair value changes of $2.5 million in our Investment Portfolio, and negative investment fair value changes of $1.4 million in corporate/other.
2. Realized (gains)/losses, net includes all amounts within that line item on our consolidated statements of income.
3. Acquisition related expenses include transaction costs paid to third parties, as applicable, and the ongoing amortization of intangible assets related to the Riverbend, CoreVest and 5 Arches acquisitions.
4. Organizational restructuring charges for the first quarter of 2024 represent costs associated with employee severance and related transition expenses.
5. The tax effect of adjustments represent the hypothetical income taxes associated with all adjustments used to calculate EAD.

30

31 EAD Net Contribution and EAD Net Contribution Return on Capital EAD Net Contribution and EAD Net Contribution Return on Capital are non-GAAP measures derived from GAAP Net Contribution and GAAP Return on Capital, respectively. EAD Net Contribution presents a measure of the profitability of our business operations and is defined as GAAP Net Contribution adjusted to (i) exclude investment fair value changes, net; (ii) exclude realized gains and losses; (iii) exclude acquisition related expenses; (iv) exclude organizational restructuring charges (as applicable); and (v) adjust for the hypothetical income taxes associated with these adjustments. Each of these adjustments to arrive at EAD Net Contribution are the same adjustments used to calculate EAD, as applicable to each segment for which it is being calculated. EAD Net Contribution Return on Capital presents a measure of profitability relative to the amount of capital utilized in the operations of each segment during a period and is calculated by dividing annualized non-GAAP EAD Net Contribution by the average capital utilized by the segment during the period. Management utilizes these measures internally in analyzing each of the Company’s business segments’ contribution to EAD. See prior slide for a further description of how management utilizes EAD and why EAD may assist investors, as well as limitations related to using EAD-based metrics. We caution that EAD Net Contribution and EAD Net Contribution Return on Capital should not be utilized in isolation, nor should they be considered as alternatives to GAAP Net Contribution, GAAP Return on Capital or other measurements of results of operations computed in accordance with GAAP. The following table presents a reconciliation of GAAP net contribution from our segments, reconciled to EAD Net Contribution, and the associated GAAP return on capital and non-GAAP EAD Net Contribution Return on Capital. (1) See footnotes to table on prior page for a full description of these adjustments. Note: Numbers may not foot due to rounding. Non-GAAP Measures

32 Slide 3 (Market Outlook Promotes Our Value Proposition) Source: Company financial data as of June 30, 2024 unless otherwise noted. Slide 4 (Our Products Serve Some of the Largest Addressable Markets in Housing Finance) Source: Company financial data as of June 30, 2024 unless otherwise noted. 1. Total Addressable Market Opportunity. Prospective Homeowners opportunity for Jumbo Lock Volume based on MBA Mortgage Finance Forecast for full year 2024 (as of July 2024), adjusted for estimated 12% share to jumbo production. Balance sheet opportunity for Jumbo Loan Sales based on quantity of jumbo loans held on bank balance sheets (Source: JP Morgan Research). Existing Homeowners opportunity based on total U.S. homeowner’s equity (Source: St. Louis Fed as of Q1’24). Housing Investors opportunity based on combined opportunity for SFR and Multifamily Rental. SFR based on June 2024 data and potential financing opportunity for SFR of $140 billion over 3-4 years (Source: John Burns Research and Consulting, LLC and internal Company estimates). Multifamily based on Freddie Mac 2024 multifamily origination estimate of $370 billion, adjusted for FNMA estimate of originations by non-traditional multifamily lenders. Portfolio Investors opportunity represents estimated investment opportunities across private label securities (“PLS”) subordinate securities, Credit Risk Transfer (“CRT”), HEI, Multifamily, Non-QM, NPL/RPL, Bridge and CAFL® SFR investments (Source: internal Company estimates). PropTech/Fin Tech opportunity based on capital invested in venture backed companies in the Mortgage Tech and Real Estate Technology verticals between June 30, 2023, and June 30, 2024 (Source: Pitchbook). Slide 5 (Redwood is a Full Spectrum Residential Housing Finance Platform) Source: Company financial data as of June 30, 2024 unless otherwise noted. Slide 6 (Q2’24 Financial Performance) Source: Company financial data as of June 30, 2024 unless otherwise noted. Market data per Bloomberg as of June 28, 2024. 1. Earnings Available for Distribution (“EAD”) is a non-GAAP measure. See slide in the Endnotes section of this presentation for additional information and reconciliation to GAAP net income. 2. Total economic return is based on the periodic change in GAAP book value per common share plus dividends declared per common share during the period, divided by beginning period GAAP book value per common share. 3. Indicative dividend yield based on RWT closing stock price of $6.49 on June 28, 2024. 4. Allocated capital includes working capital and platform premium for mortgage banking operations and all investments net of associated debt for investment portfolio. Capital allocation excludes corporate capital and RWT Horizons. Further detail on the components of allocated capital is included in the Financial Results section of this presentation. Single-Family Investment Portfolio capital allocation includes all capital allocated to the Investment Portfolio, including nominal amount of capital allocated to Freddie K-Series and CAFL securities with multifamily collateral and excluding capital allocated to Multifamily Bridge, which is depicted as its own sub-category on this chart. 5. EAD ROE is a non-GAAP metric. Please refer to Non-GAAP Measures in the Endnotes section of this presentation for additional information. 6. Recourse leverage ratio is defined as recourse debt at Redwood divided by tangible stockholders' equity. Recourse debt excludes $12.8 billion of consolidated securitization debt (ABS issued and servicer advance financing), other liabilities and other debt that is non-recourse to Redwood, and tangible stockholders' equity excludes $46.8 million of goodwill and intangible assets. Slide 7 (Q2’24 Business Performance) Source: Company financial data as of June 30, 2024 unless otherwise noted. 1. Lock volume represents loans identified for purchase from loan sellers. Lock volume does not account for potential fallout from pipeline that typically occurs through the lending process. 2. Includes Q3’24 activity through July 31, 2024. 3. Capital unlocked from re-securitization is subsequent to the repayment of existing associated debt. Endnotes

33 Slide 8 (Strength of Operating Platforms) Source: Company financial data as of June 30, 2024 unless otherwise noted. Slide 9 (Ongoing Operating Efficiencies) Source: Company financial data as of June 30, 2024 unless otherwise noted. Slide 10 (Update on CPP Investments Partnership) Source: Company financial data as of June 30, 2024 unless otherwise noted. Slide 11 (Key Drivers to Further Increase Earnings) Source: Company financial data as of June 30, 2024 unless otherwise noted. Slide 13 (Residential Consumer Mortgage Banking) Source: Company financial data as of June 30, 2024 unless otherwise noted. 1. Lock volume represents loans identified for purchase from loan sellers. Lock volume does not account for potential fallout from pipeline that typically occurs through the lending process. Slide 14 (Significant Opportunity in Residential Consumer ) Source: Company financial data as of June 30, 2024 unless otherwise noted. 1. Source: JP Morgan Research, CoreLogic, Bank Filings and S&P. 2. Source: Estimated FY’24 jumbo production opportunity based on MBA Mortgage Finance Forecast for full year 2024 (as of July 2024), adjusted for estimated 12% share to jumbo production. 3. Source: Composition of Top 50 jumbo originators based on Inside Mortgage Finance LTM total jumbo origination production. Slide 15 (Strategic Progress in Residential Consumer Mortgage Banking to Meet Market Opportunity) Source: Company financial data as of June 30, 2024 unless otherwise noted. 1. Q2’24 market share calculated as Q2’24 Residential Consumer lock volume divided by estimated Q2’24 total market jumbo volume. Based on management’s estimates and actual results may differ materially. Slide 16 (Residential Investor Mortgage Banking) Source: Company financial data as of June 30, 2024 unless otherwise noted. 1. Composition percentages are based on unpaid principal balance. Slide 18 (Investment Portfolio) Source: Company financial data as of June 30, 2024 unless otherwise noted. 1. Represents management’s estimates and actual results may differ materially. 2. Figures reflect our investments held in our Investment Portfolio on balance sheet and our economic interests in securities we own in securitizations we consolidate in accordance with GAAP (and excludes the assets within these consolidated securitizations that appear on our balance sheet) as of June 30, 2024. 3. $199 million of “Other Investments” includes $41 million net investment of multifamily securities, $54 million of third-party securities, and $104 million of other investments. Slide 19 (Potential Book Value Per Share Upside Driven by Underlying Asset Strength) Source: Company financial data as of June 30, 2024 unless otherwise noted. 1. Source: Bloomberg (HPI LTV (Amort) %), Home Price Indexed Amortized Loan to Value. 2. Bridge loan delinquency rate calculations were updated in Q2'24 to include full UPB values for loans in JVs (prior period presented was conformed to updated calculation methodology). Calculation excludes third-party originated bridge loans. 3. Represents management’s estimates of potential book value per share upside on our securities portfolio due to the net discount to par value, net of portfolio hedges. There are several factors that may impact our ability to realize all, or a portion, of this amount which may be outside our control, including credit performance and prepayment speeds. Actual realized book value returns may differ materially. 4. Represents the market value of subordinate securities at June 30, 2024 divided by the outstanding principal balance at June 30, 2024 as a dollar price per $100 par value. Endnotes

34 Slide 20 (Investment Portfolio – Residential Investor Bridge Loans) Source: Company financial data as of June 30, 2024 unless otherwise noted. 1. Bridge loan composition was updated in Q2'24 to include full UPB values for loans in JVs (prior period presented was conformed to updated calculation methodology). Calculation excludes third-party originated bridge loans. 2. Excludes real estate owned. Slide 21 (RWT Horizons) Source: Company financial data as of June 30, 2024 unless otherwise noted. Slide 23 (Appendix: Income Statement) 1. Net interest expense from “Corporate (unsecured debt)” consists primarily of interest expense on corporate unsecured debt. Slide 25 (Appendix: Capital Allocation Summary) 1. Amounts of assets in our Investment Portfolio, as presented in this table, represent our economic interests (including our economic interests in consolidated VIEs) and do not present the assets within VIEs that we consolidate under GAAP (except for our CAFL Bridge VIEs and SLST resecuritization). See our GAAP Balance Sheet and Reconciliation to Non-GAAP Economic Balance Sheet in the Supplemental Financial Tables available on our website for additional information on consolidated VIEs. 2. Consistent with our presentation of assets within this table, non-recourse debt presented within this table excludes ABS issued from certain securitizations consolidated on our balance sheet, including Residential Jumbo (SEMT), BPL Term (CAFL), Freddie Mac SLST and K-Series, and HEI, as well as non-recourse debt used to finance certain servicing investments. 3. Capital allocated to mortgage banking operations represents the working capital we have allocated to manage our loan inventory at each of our operating businesses. This amount generally includes our net capital in loans held on balance sheet (net of financing), capital to acquire loans in our pipeline, net capital utilized for hedges, and risk capital. 4. Corporate capital includes, among other things, capital allocated to RWT Horizons and other strategic investments as well as available capital. Endnotes Slide 26 (Appendix: Mortgage Banking Key Results) 1. EAD Net Contribution and EAD Net Contribution Return on Capital are non-GAAP measures. Please refer to Non-GAAP Measures within the Endnotes section of this presentation for additional information on these measures. 2. Capital utilized for Residential Investor Mortgage Banking operations does not include $49 million of platform premium. Slide 27 (Appendix: Investment Portfolio Key Results) 1. EAD Net Contribution and EAD Net Contribution Return on Capital are non-GAAP measures. Please refer to Non-GAAP Measures within the Endnotes section of this presentation for more information on these measures. 2. Recourse leverage ratio is calculated as Secured recourse debt balances divided by Capital invested, as presented within this table. Slide 28 (Appendix: Recourse Debt Balances) 1. Non-marginable debt and marginable debt refers to whether such debt is subject to margin calls based solely on the lender’s determination in its discretion of the market value of underlying collateral that is non-delinquent. Non-marginable debt may be subject to a margin call due to delinquency or another credit event related to the mortgage or security being financed, a decline in the value of the underlying asset securing the collateral, an extended dwell time (i.e., period of time financed using a particular financing facility) for certain types of loans, or a change in the interest rate of a specified reference security relative to a base interest rate amount, among other reasons. 2. Average borrowing cost represents the weighted average contractual cost of recourse debt outstanding at the end of each period presented and does not include deferred issuance costs or debt discounts. 3. Includes certificated mortgage servicing rights.

Glossary of Terms

REDWOOD TRUST

Term	Definition
BFR	Build for rent
bps	Basis points
CAFL®	CoreVest securitization program
CES	Closed end second liens
CRE	Commercial real estate
DQ	Delinquency
DSCR	Debt Service Coverage Ratio
EAD	Earnings available for distribution*
EPS	Earnings per share
FY	Full year
HEI	Home equity investment
HPA	Home price appreciation
IMB	Independent mortgage banker
JV	Joint venture
LTC	Loan to cost

Term	Definition
MB	Mortgage banking
MSR	Mortgage servicing rights
Non-QM	Non-qualified mortgage
QM	Qualified mortgage
QoQ	Quarter over quarter
RMBS	Residential mortgage backed security
RPL	Reperforming loans
SAB	Single asset bridge
SEMT®	Sequoia securitization program
SFR	Single-family rental
SMA	Separately managed accounts
TAM	Total addressable market
UPB	Unpaid principal balance
WA	Weighted average
YoY	Year over year

*Earnings Available for Distribution (“EAD”) is a non-GAAP measure- See “Non-GAAP Measures” slides in the Endnotes for additional information and reconciliation to GAAP metrics.

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